September 2020 Second Quarter 2020 Investor Update

ProAssurance Overview September 2020

Mission, Vision, & Values The ProAssurance Mission We exist to Protect Others. Our Shared Vision We will be the best in the world at understanding and providing solutions for the risks our customers encounter as healers, innovators, employers, and professionals. Through an integrated family of companies, products, and services, we will be a trusted partner enabling those we serve to focus on their vital work. As the employer of choice, we embrace every day as a singular opportunity to reach for extraordinary outcomes, build and deepen superior relationships, and accomplish our mission with infectious enthusiasm and unbending integrity. Corporate Values Integrity | Leadership | Relationships | Enthusiasm ProAssurance Investor Briefing | September 2020 3

At a Glance Business Unit Principal Employees Lines of Business • Healthcare-centric specialty insurance writer Offices ◦ Specialty Property & Casualty Healthcare Professional HCPL 11 396 Liability ▪ Healthcare Professional Liability (HCPL) Workers’ Compensation & ▪ Life Sciences and Medical Device Liability Eastern 9 279 Captive Facilities (all lines) ▪ Legal Professional Liability Corporate functions PRA Corporate 1 118 (Accounting, Legal, etc.) ◦ Workers' Compensation Insurance Professional Liability for Innovative 1 111 Podiatrists, Chiropractors, & ◦ Segregated Portfolio Cell (SPC) Reinsurance Specialty Team Dentists, and LawyerCare ◦ Lloyd's of London Syndicates (1729 & 6131) Medmarc 1 27 Medical Technology Liability • Total Assets: $4.8 billion • Shareholders' Equity: $1.5 billion • Claims-Paying Ratings ◦ A.M. Best: “A” (Excellent) ◦ Fitch: “A” (Strong) Lloyds • 20 locations, with operations in three countries Underwriting Offices ◦ 931 employees Claims Offices • Writing in 50 states & DC Claims/Underwriting Offices Corporate Headquarters Cayman Islands Figures as of 6/30/20 ProAssurance Investor Briefing | September 2020 4

ProAssurance Brand Profile Specialty P&C Workers’ Comp Healthcare Professional Liability Medical Technology & Legal Professional Liability Life Sciences Products Liability Alternative Risk Transfer ProAssurance Investor Briefing | September 2020 5

ProAssurance Executive Leadership Ned Rand - President & Chief Executive Officer Mr. Rand, who assumed this position at ProAssurance on July 1, 2019, was formerly Chief Operating Officer, and has served as Chief Financial Officer, Executive Vice President, and Senior Vice President of Finance since joining ProAssurance in November of 2004. Prior to joining ProAssurance, Mr. Rand was Chief Accounting Officer and Head of Corporate Finance for PartnerRe Ltd. from 2000 - 2004. He also served as the Chief Financial Officer of Atlantic American Corporation from 1996 - 2000 and Controller of United Capitol Insurance Company from 1992 - 1996. Prior to that time, Mr. Rand was employed by Coopers & Lybrand (now PriceWaterhouseCoopers) for four years. Mr. Rand is a certified public accountant and is a graduate of Davidson College where he majored in Economics. Mike Boguski Noreen Dishart Dana Hendricks Jeff Lisenby Kevin Shook President Executive Vice President Executive Vice President Executive Vice President President Specialty P&C & & & Workers’ Compensation & Chief Human Resources Officer Chief Financial Officer General Counsel Segregated Portfolio Cell Reinsurance Executive Team bios available on our website at Investor.ProAssurance.com/OD ProAssurance Investor Briefing | September 2020 6

Specialty Property & Casualty • Deep expertise and broad product spectrum in healthcare and related sciences • Consolidation in HCPL → demand for comprehensive insurance solutions • Increasing competitive advantages for companies able to achieve scope and scale • Innovative Specialty Team (Small Business Unit) → new strategy to deliver product and related services efficiently to the small business healthcare community and related businesses Innovative Specialty Team HCPL Standard Market HCPL Specialty Market (Small Business Unit) Professional Liability Insurance Professional Liability Insurance Professional Liability Insurance Hospitals Large/Complex Physicians & Podiatrists Chiropractors Physician Groups Facilities Medmarc Reinsurance Senior & Care Dentists Lawyers Medical Tech Excess Captives Liability Insurance ProAssurance Investor Briefing | September 2020 7

Workers’ Compensation Insurance Top 10 Classes of Business by Payroll Exposure (Traditional Business*) Retirement & Life Care Community Hospitals 2% 4% Physicians & Banks Dentists 2% 10% Fast Food Disciplined individual account 2% underwriting with focus on rate Dedicated to effective adequacy in rural territories Restaurants claims management and 3% Clerical & Office 15% returning injured workers • Guaranteed Cost Policies Outside Sales to wellness 4% • Loss-Sensitive Dividend Plans Healthcare Related Auto Dealers Colleges & Schools • Deductible Plans 4% 13% Non-Healthcare • Retrospective Rating Plans • Wide diversification – over 600 class codes and 32 market segments, primarily in rural territories • ParallelPay–“Pay as you Go” • Opportunity for organic growth outside the northeast/Midwest o (42.2% of premium in Pennsylvania, 10.1% in Indiana) • Specialty Risk (high hazard) • Proactive claim-closing strategies key to being recognized as a short-tail writer of workers’ compensation • Claims Administration and o No claims open from 2004 and earlier, net of reinsurance, and 38 net claims open from 2014 and prior Risk Management o Since 2014, achieved a 50% reduction in opioids prescribed as a ratio of total prescription costs, from 32.5% in 2014 to 16% in 2019 (2019 industry result was 24%) o 5 year average pharmacy spend per injured worker of $436 compared to industry average of $1,421 *Alternative markets business ceded to the Segregated Portfolio Cell Reinsurance segment • Value-added risk management services and claims/underwriting expertise cement brand loyalty ProAssurance Investor Briefing | September 2020 8

Segregated Portfolio Cell Reinsurance • HCPL and workers’ compensation captive insurance solutions provided through Inova Re (Cayman Islands) • SPCs are a high ROE product with significant retention • Low capital requirement by not assuming risk ProAssurance Fronting Arrangement Underwriting Claims Administration Agency Group Risk Management or Reinsurance • Strategic partnerships Association Services Audit with select independent establishes/funds Asset Management agencies looking to a Cell manage controllable Fee Income expenses to • Alternative market PRA solutions are in high demand Services • Value-added risk + management services Cell Rental Expenses and + claims/underwriting Participates expertise in profits/losses of carefully selected cells ProAssurance Investor Briefing | September 2020 9

Lloyd’s of London Syndicates • Opportunity to invest alongside a recognized leader in Duncan Dale • ProAssurance Funds at Lloyd’s (FAL) Lloyd’s provides universal distribution and licensures • $137.5 Million* Westernization of international healthcare professional liability provides opportunities in new markets General Liability (US) 7% All Other Reinsurance Dale Underwriting Partners (Mainly US) Independent, Owner-Managed Syndicate at Lloyd’s 5% Catastrophe Facility (US) Reinsurance - XS of 11% Loss (US) Specialty 12% 8% Syndicate 1729 6131 Contingency PRA Participation 29%† 100% 5% PRA share of Underwriting $48M $15M Casualty (US) Property 26% Insurance Capacity (Mainly US) 26% *Comprised of investment securities, cash, and cash equivalents deposited with Lloyd's as of 6/30/2020 †Par�cipa�on for the 2020 underwri�ng year, which was reflected in our results beginning in the second quarter due to reporting on a one-quarter lag. Participation for the 2019 underwriting year was 61%. ProAssurance Investor Briefing | September 2020 10

Premiums, Policyholders & Distribution for 2020 YTD 2020 Gross Premium: $447.5 mln Inforce 2020 Policyholder Count: 76,063* Medical Specialty P&C Technology Standard Physician Premium Specialty P&C 55% Liability 82% 12-Month Policies: $96.3M 3% Specialty ($43.4M) 7% 24-Month Policies: $8.3M Medical Specialty Technology Tail Coverages Standard 15% Liability 5% ($73.8M) 2% Physician ($24.0M) Standard 21% Physicians ($104.6M) 35% Tail Coverages Small 1% Business Other Lloyd's Unit Workers' <1% 10% 9% Compensation Small ($0.6M) ($48.6M) ($16.1M) Insurance Business Workers' 15% Unit Compensation Insurance Workers' 37% 28% Comp ($136.5M) Segregated 18% Portfolio Cell Segregated Workers' Comp Reinsurance Portfolio Cell 35% 9% Reinsurance ($42.2M) 3% Premium allocated by line does not reflect inter-segment eliminations, and thus will not agree to total 2020 gross premiums written Our Distribution Sources HCPL LPL Life Sciences Workers’ Comp Agent/Broker 63% 100% 100% 100% Direct 37% -- -- -- All Data as of 6/30/2020, subject to rounding *Excludes Lloyd’s of London ProAssurance Investor Briefing | September 2020 11

Financial Ratings & Balance Sheet Highlights • ProAssurance is recognized for our financial strength by top rating agencies • We maintain a balance sheet that ensures unquestioned stability and security for our customers • Our conservative reserving philosophy enables success over the insurance cycles Financial Strength Balance Sheet Highlights 6/30/2020 Rating Agency Rating Date Total Assets $4,783,555 AM Best “A” 2/26/2020 Total Investments $3,297,645 Net Loss Reserves $2,389,181 Fitch “A” 2/20/2020 Total Debt $285,268 Shareholders’ Equity $1,474,390 Moody’s “A2” 2/21/2020 Book Value per Share $27.36 $ in thousands, except per share data ProAssurance Investor Briefing | September 2020 12

ProAssurance Leverage Update Financial Leverage Operating Leverage Ten-Year Debt to Capital Ten-Year Premiums to Equity Debt Capital Debt to Capital Net Premiums Written Equity Premiums to Equity $ in billions $ in billions $2.4 $2.4 21% $1.6 20% 16% $1.6 16% 15% 15% 9% 0.5 0.5 0.6 10% 0.5 $0.8 $0.8 0.5 0.4 5% 0.4 0.3 0.3 0.2 0.2 3% 2% $- $- 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 YTD YTD • $287 million debt at 6/30/2020 • Our minimum target is 0.75:1 o $250 million 10-year notes due 11/15/2023 . 5.30% Coupon • Committed to enhancing shareholder value through effective capital management o $37 million in office building mortgages o Retaining capital needed for an eventual market • $250 million revolving credit facility, $50 million "accordion" turn, and supporting current loss reserve option estimates o No outstanding borrowings ProAssurance Investor Briefing | September 2020 13

Investment Philosophy & Portfolio • We maintain a conservative, highly-liquid investment philosophy • Effective stewardship of capital ensures a position of financial strength through turbulent market cycles • Allowing cash to build to support business operations and our customers. AA+ BBB- Below Investment Grade 4% 2% Short Term (excluding cash) or Not Rated 14% State & Muni Equities 13% & 6% Equity BOLI BBB AAA Substitutes 2% 12% Govt & Agency 29% 5% 7% Asset Backed 25% Fixed Trading A- Fixed 2% 9% Maturity Securities Corporate Quality 55% AA- 5% Fixed Income 71% 7% 14% AA 8% 9% A Overall Portfolio Fixed Income Portfolio BBB+ $3.3 Billion $2.3 Billion A+ 6/30/2020 Subject to rounding Details of our entire investment portfolio are available on our website at Investor.ProAssurance.com/CustomPage/Index?KeyGenPage=305596 ProAssurance Investor Briefing | September 2020 14

COVID-19 and the Markets We Serve • Healthcare Professional Liability (HCPL) ◦ Primary exposures in broader markets: misdiagnoses, complications from delayed elective procedures, and failure to prevent infection in Senior Care settings . May be mitigated by growing support at state and federal levels for liability immunity for healthcare professionals doing their best in extraordinary circumstances ◦ Premium credits/deferrals have been offered on a case by case basis for affected practices ◦ We have reduced our exposure to Senior Care business by 75% in the past year as part of our re-underwriting efforts ◦ $10 million IBNR reserve for COVID-19 established in the second quarter of 2020 • Workers’ Compensation Insurance ◦ Primary exposures in broader markets: healthcare professionals ◦ Our rural underwriting strategy has mitigated exposure to COVID-19 cases in larger cities and “hotspots” ◦ The majority of workers showing symptoms are able to return to work after two to three weeks ◦ Payroll reductions resulting from furloughed or terminated workers will lower premiums correspondingly . Despite proactive communications to do so, customers have submitted minimal requests to update payroll information • Segregated Portfolio Cell Reinsurance (SPCR) ◦ Primary exposures in broader markets: consistent with HCPL and Workers’ Compensation, on a smaller scale . SPCR business is ceded from the other two segments • Lloyd’s of London ◦ Primary exposures in broader markets: event cancellation, business interruption ◦ Most business interruption policies specifically exclude pandemics and other market-wide triggers ◦ Multiple states have introduced bills that would force insurance companies to pay business interruption claims, even if no business interruption coverage was sold or pandemics were excluded from such coverage - however, in the majority of disputed cases to date, contractual language has held For more details, and for policyholder resources, visit our dedicated websites: ProAssurance.com/Covid-19/ and EasternAlliance.com/Coronavirus_and_Workers_Comp/ ProAssurance Investor Briefing | September 2020 15

Why We Will Be Successful

Success in Evolving Markets Superior brand identity and reputation in the market Experienced & Collaborative Leadership Average executive Specialization leadership tenure Deep expertise and History of Successful M&A of 18 years with “From our earliest days, PRA or subsidiaries commitment to Scope & Scale our customers Nearly 20 we have operated with a transactions in our strategy both responsive throughout the Regional hubs insurance cycles 45 year history to near-term challenges combined with and proactive to enable us to local knowledge of long-term opportunity.” outperform our Selective M&A market dynamics peers over time with best-in-class and regulatory -Ned Rand partners concerns President & CEO ProAssurance Investor Briefing | September 2020 17

Strategic Initiatives We seek constantly to be more efficient and effective as an organization Here’s how we’re doing it Selective • First year of re-underwriting our HCPL Specialty book of business will be complete Q3 2020 Underwriting • Strategic focus on rural territories in Workers’ Compensation Insurance • Hardening HCPL Specialty market returns rationality to industry pricing, with our renewal rate gains outpacing severity Rate Changes • Improved product structure, terms and conditions for complex risks • Maintaining profitable pricing levels in a soft Workers’ Compensation Insurance market Expense • Enhanced organizational structure and improved operating efficiencies Management • Leveraging new and existing technology for efficiency gains ProAssurance Investor Briefing | September 2020 18

Strategic Initiatives We seek constantly to be more efficient and effective as an organization Here’s how we’re doing it Selective • First year of re-underwriting our HCPL Specialty book of business will be complete Q3 2020 Underwriting • Strategic focus on rural territories in Workers’ Compensation Insurance • Specialty Property & Casualty: o Enhanced organizational structure and leadership . Added new Senior Executive underwriting and actuarial leaders to our existing, experienced organization . Established interdepartmental participation in complex and large account underwriting . Delivered an enhanced HCPL underwriting structure focused on Standard Physicians and HCPL Specialty business . Launched the Innovative Specialty Team to efficiently deliver our Small Business products o Implemented disciplined state strategy process for HCPL o Reduced exposure to volatile product lines, which have had an outsized effect on recent results . Impact of re-underwriting and enhanced risk selection on volatile classes: • Senior Care premium levels reduced by 75% • Correctional healthcare premium levels reduced by 52% • Workers’ Compensation Insurance: o Strong underwriting leadership with management team tenure of over twenty years o Demonstrated ability to underwrite profitably throughout the evolving insurance and economic cycles o Rural underwriting strategy mitigates exposure to COVID-19 claims as compared to larger metro areas All data as of 6/30/2020 ProAssurance Investor Briefing | September 2020 19

Strategic Initiatives We seek constantly to be more efficient and effective as an organization Here’s how we’re doing it • Hardening HCPL Specialty market, with our renewal rate gains outpacing severity Rate Changes • Improved product structure, terms and conditions for complex risks • Maintaining profitable pricing levels in a soft Workers’ Compensation Insurance market • Specialty Property & Casualty o Average renewal pricing increases of: . +20% in Specialty in 2Q, +18% YTD • Including improved terms and conditions, rate impact was even higher than the reported renewal pricing increase . +12% in Standard Physicians in both 2Q and YTD • Workers’ Compensation Insurance o Average renewal pricing decrease of (4%) in both 2Q and YTD in a competitive marketplace . California (historically a first-mover in the pricing environment) recently recommended a price increase of 2.6%, a potential early signal of hardening in this market . A survey published August 24, 2020 by Council of Insurance Agents & Brokers (CIAB) included the first Workers’ Compensation Insurance pricing increase in 21 quarters, of 0.7% All data as of 6/30/2020 ProAssurance Investor Briefing | September 2020 20

Strategic Initiatives We seek constantly to be more efficient and effective as an organization Here’s how we’re doing it Expense • Enhanced organizational structure and improved operating efficiencies Management • Leveraging new and existing technology for efficiency gains • Implemented adjustments to our business model, including regional operating structure and staffing assignments o Streamlined organizational structure by reducing number of field offices by 50% in Specialty P&C o Restructured or terminated underperforming technology partnerships with vendors o ~16% headcount reduction while consolidating operations (includes early retirements offered as a voluntary benefit)* . ~17% in Specialty P&C . ~14% in Workers’ Compensation Insurance . ~10% in Corporate • Making use of technology to streamline operations and eliminate redundancies o Completed an upgrade to our HCPL underwriting system to streamline future enhancements and maintenance o Implemented a new integrated claims and underwriting system in Worker’s Compensation Insurance • $22 million in expected pro-forma annual expense reductions as compared to 2019 o $16 million in Specialty P&C o $5 million in Workers’ Compensation Insurance o $1 million in Corporate *Specialty P&C headcount reduction is since May 2019; Workers’ Compensation Insurance and Corporate headcount reductions are since 12/31/19 ProAssurance Investor Briefing | September 2020 21

Cyclicality in Insurance Availability crisis Loss Pricing outpaces losses Trends Mergers & acquisitions Catalyst Combined ratios improve Decelerate Tort reform Favorable reserve development For over forty years, ProAssurance and its predecessors have successfully navigated the peaks and valleys Market of the long cycles Market Hardens characteristic Softens of our businesses. Competitors withdraw Competitors enter the market Underwriting criteria tightens Prices decrease Prices increase Underwriting criteria loosens Loss Trends Accelerate Losses outpace pricing Combined ratios worsen Unfavorable reserve development ProAssurance Investor Briefing | September 2020 22

Planned Acquisition of NORCAL Group

Overview of NORCAL Group NORCAL Group Overview Select NORCAL Group Companies • Established in 1975 as a policyholder-owned • NORCAL is one of the leading providers of medical professional and physician directed medical professional insurance companies in the country with more than 32,000 liability insurance carrier insured physicians • Created during California’s medical malpractice crisis in 1975, • NORCAL Group’s surplus lines carrier, NORCAL has been committed to healthcare providers and their focusing on providing flexible coverage options insurance needs for 45 years that address the unique needs of complex • Licensed in 49 states and D.C., with the ability to write in New accounts York through PPM RRG • Headquartered in San Francisco, CA with four regional offices (FL, KS, PA & TX) • PPM is the only anesthesia-specific medical professional liability insurance carrier in the nation. Established in 1987, PPM insures anesthesiologists in 40 states MPL Premiums MPL Premiums By Written By Geography Line of Business Key Statistics Other CA Physicians Employees ~300 34.7% 30.4% $360.7M Insured Physicians ~32,000 FL 13.0% PA TX Other HCP YTD 2020 Direct Premiums Written (DPW) ~$192.5M 5.8% 9.5% IL $6.9M 6.6% Facilities Hospitals Total 2019 DPW: $2.8M $366K Data as of 6/30/2020 $370.8M Source: Company website, 2019 NAIC filings for all MPL lines ProAssurance Investor Briefing | September 2020 24

ProAssurance + NORCAL = A Stronger, Better Positioned HCPL Specialty Insurer 1 Enhanced Scale and Capabilities • Positions company as #3 player in the industry • Enhances ProAssurance’s HCPL business: adds additional scale, capabilities and strong California presence • Ability to underwrite larger risks from integrated systems with national footprint 2 Product, Customer, & Geographic Diversification • Premier HCPL insurer with nationwide presence • Expanded product capabilities with broader geographic scale and efficiencies to address varying client needs (e.g. SPC / ART) • High touch model that drives retention using common distribution channels 3 Conservatively Priced and Financed Transaction • Attractive purchase price; modest impact to tangible book value per share • Additional consideration contingent on favorable reserve development relative to our expectation • Financed with a combination of excess capital and incremental debt initially via revolver and / or contribution certificates 4 Value Creation for Customers and All Key Stakeholders • Scaled platform to produce strong results driven by disciplined underwriting • Clear path to achieving identified expense synergies • Facilitates EPS and ROE accretive transaction as results / synergies are phased-in, with meaningful accretion thereafter 5 Strong Strategic Alignment and Rationale • A shared commitment to the HCPL industry, provision of affordable coverage and the defense of physicians • Best in class talent supporting true nationwide platform • Adds attractive customer base and distribution at a time when the HCPL market is beginning to harden ProAssurance Investor Briefing | September 2020 25

Strategic Alignment and Rationale Provides a Strong, Shared Foundation In addition to the scale benefits of large HCPL players, ProAssurance and NORCAL bring complementary skills, history, and a shared vision to the combined entity to create the leading organization in the HCPL industry + • Physician founded as • Physician founded in the Mutual Assurance in 1976 wake of MICRA 1975 • Strong belief that • Remain committed to • Shared history provides solid healthcare commitment serving the independent foundation for shared future starts at the top; 5 of 11 physician and healthcare History Board members are community • Scaled platform to produce physicians strong results driven by disciplined underwriting NORCAL safeguards policyholders from risk, • Embrace the culture of We Protect Others guides them through the service and innovation unexpected, and protects during the changing Mission their practice of medicine healthcare landscape • A partnership that Be the best in the world at understanding and providing Remain a top tier national preserves, sustains, and solutions for the risks our medical professional liability enhances ability to protect customers encounter as company committed to healthcare providers innovative products and Vision healers, innovators, employers, and professionals services ProAssurance Investor Briefing | September 2020 26

Appendix

NORCAL Acquisition Transaction Details Transaction • ProAssurance will offer to purchase all of the outstanding stock of NORCAL Group following the demutualization • $450 million in cash, expected to include $250 million in external funding¹ • Up to $150 million of additional consideration contingent on favorable reserve development relative to our Consideration expectation for accident years 2020 and prior o Measurement at December 31, 2023, with a single payment to be made by June 30, 2024 (if applicable) • Transaction involves a 2-step process: • Demutualization and policyholder choice of consideration (immediate cash at 50% of third party appraisal value, stock in the new entity, 10 year contribution certificate at 100% of appraisal value) Process • Tender offer for the shares of policyholders that selected stock in the new entity in step 1 at the transaction consideration • The demutualization and the acquisition agreement are mutually contingent, and are subject to required regulatory and policyholder approvals • Transaction is expected to be: o Accretive to EPS as results / synergies are phased-in Financial Impact o Substantially accretive to EPS over time • Significant identified synergies over $18mm pre-tax • Expect modest impact on TBVPS and accretive over time • Customary regulatory approvals, including California Department of Insurance Timing and • Targeted closing by year-end 2020 Approvals ¹ Final consideration mix may be a function of policyholder election of proceeds. ProAssurance Investor Briefing | September 2020 28

Combination with NORCAL Creates the #3 HCPL Insurer in the U.S. Pro Forma Top Ten Market Share by DPW $1,800 ($ in millions) $1,660 $1,600 16.9% $1,400 $1,200 $1,000 $920 1 $861 9.4% $800 8.8% $559 $600 $490 $488 5.7% $399 $371 $400 5.0% 5.0% $313 4.1% 3.8% $218 3.2% $170 $200 2.2% 1.7% $- • NORCAL target market complements ProAssurance’s • Ability to attract and retain key talent existing HCPL footprint, especially in the California market • Specialized products focused on healthcare professionals • NORCAL’s has a consistent track record of new business • Competitive pricing through lower costs generation and very high retention rates • Claim efficiencies and disciplined underwriting Note: PRA premiums only reflect MPL business Source: 2019 NAIC filings for all MPL lines 1 Pro forma for the merger of TDC and Hospitals Ins. (closed in 2019) ProAssurance Investor Briefing | September 2020 29

Combination with NORCAL Creates the #3 HCPL Insurer in the U.S. Facilities Hospitals $12.3M $48.5M Facilities Hospitals 9.5M $48.1M Facilities Hospitals $2.8M $366K Other HCP Other HCP $103.2M $6.9M Other HCP $96.3M Physicians Physicians $336.4M $360.7M Physicians $697.1M 2019 DPW: $490.3M $370.8M $861.1M Source: 2019 NAIC filings for all MPL lines, figures subject to rounding ProAssurance Investor Briefing | September 2020 30

NORCAL Transaction Creates Value for Customers and Stakeholders Protecting More Physicians Financial Benefits • Significant annual pre-tax synergies over • Combined company will serve 86k+ healthcare professionals $18mm • Synergies focused on removing • Expanded product capabilities redundancies and strengthening the (admitted, E&S, and RRG capabilities) business for go-forward strategy • Fully-phased in by 2022 • Broader geographic scale with • Transaction will have modest impact to PRA’s additional efficiencies to address varying book value and tangible book value per share client needs • EPS and ROE accretive as results / synergies are phased-in, with meaningful accretion • Expanded platform allows for thereafter underwriting of larger risks from integrated systems with nationwide footprint • Conservative balance sheet with pro forma leverage of approximately 25% ¹ Final consideration mix may be a function of policyholder election of proceeds. ProAssurance Investor Briefing | September 2020 31

ProAssurance’s Proven History of Successful Acquisitions 1995 Acquisition 2005 2009 Acquisition Acquisition & 2014 Acquisition 1998 2008 Demutualization/Merger Acquisition 1996 Acquisition Forms ProNational 2012 Acquisition 2001 ProNational & Medical Assurance Merge to Form ProAssurance& OHiC 1995 Acquisitions 2004 Hospital 2008 Acquisition 2020 Renewal Rights Acquisition Purchase 2013 Acquisition 1999 Acquisition 1996 Acquisition 2010 Acquisition 1994 Acquisition 2006 Acquisition ProAssurance Investor Briefing | September 2020 32

Income Statement Highlights (6/30/20) Three Months Ended Six Months Ended June 30 2020 2019 2020 2019 Gross Premiums Written $ 185.0 $ 221.3 $ 447.5 $ 501.2 Net Premiums Earned $ 207.3 $ 209.1 $ 411.1 $ 417.3 Net Investment Result $ (7.2) $ 18.4 $ 12.0 $ 40.4 Net Realized Investment Gains (Losses) $ 20.0 $ 9.3 $ (8.7) $ 45.9 Total Revenues $ 221.7 $ 239.6 $ 418.4 $ 508.5 Net Losses and Loss Adjustment Expenses $ 211.0 $ 168.4 $ 375.8 $ 328.2 Underwriting, Policy Acquisition & Operating Expenses $ 58.7 $ 62.7 $ 120.7 $ 124.1 Net Income (Loss) (Includes Realized Investment Gains & Losses) $ (18.1) $ 11.5 $ (40.1) $ 43.2 Non-GAAP Operating Income (Loss) $ (32.4) $ 4.1 $ (33.6) $ 8.3 Non-GAAP Operating Income (Loss) per Diluted Share $ (0.60) $ 0.08 $ (0.62) $ 0.15 In millions, except per share data Subject to rounding ProAssurance Investor Briefing | September 2020 33

Corporate Segment Financial Highlights (6/30/20) Three Months Ended Six Months Ended June 30 2020 2019 2020 2019 Net investment income $ 16.7 $ 22.0 $ 36.1 $ 43.3 Equity in earnings (loss) of unconsolidated subsidiaries $ (25.4) $ (5.2) $ (26.9) $ (6.0) Net realized investment gains (losses) $ 16.9 $ 9.1 $ (8.7) $ 43.4 Operating expenses $ 7.8 $ 5.4 $ 12.6 $ 10.0 Interest expense $ 3.7 $ 4.2 $ 7.8 $ 8.6 Income tax expense / (benefit) $ (38.7) $ — $ (50.7) $ 6.7 Segment operating result $ 35.8 $ 17.1 $ 31.8 $ 57.3 In millions Subject to rounding ProAssurance Investor Briefing | September 2020 34

Specialty P&C Financial Highlights (6/30/20) Three Months Ended Six Months Ended June 30 2020 2019 2020 2019 Gross Premiums Written $ 107.1 $ 127.9 $ 262.4 $ 294.3 Net Premiums Earned $ 127.1 $ 126.0 $ 247.5 $ 250.1 Total Revenues $ 128.2 $ 127.5 $ 250.2 $ 252.8 Net Losses & Loss Adjustment Expenses $ (159.6) $ (106.0) $ (270.5) $ (213.7) Underwriting, Policy Acquisition & Operating Expenses $ (25.2) $ (29.9) $ (54.8) $ (59.5) Segment Operating Result $ (56.6) $ (8.4) $ (75.1) $ (20.4) Current Accident Year Net Loss Ratio 137.7% 94.0% 116.5% 93.6 % Effect of Prior Accident Year Reserve Development (12.2%) (9.9%) (7.2%) (8.2%) Net Loss Ratio 125.5% 84.1% 109.3% 85.4 % Underwriting Expense Ratio 19.9% 23.7% 22.2% 23.8 % Combined Ratio 145.4% 107.8% 131.5% 109.2 % In millions, except ratios Subject to rounding ProAssurance Investor Briefing | September 2020 35

Workers’ Compensation Insurance Financial Highlights (6/30/20) Three Months Ended Six Months Ended June 30 2020 2019 2020 2019 Gross Premiums Written $ 57.2 $ 64.2 $ 136.5 $ 153.6 Net Premiums Earned $ 42.4 $ 46.6 $ 86.9 $ 92.5 Total Revenues $ 42.9 $ 47.3 $ 88.2 $ 94.0 Net Losses & Loss Adjustment Expenses $ (28.4) $ (30.6) $ (58.2) $ (61.1) Underwriting, Policy Acquisition & Operating Expenses $ (13.5) $ (14.4) $ (27.6) $ (28.6) Segment Operating Results $ 1.0 $ 2.3 $ 2.4 $ 4.3 Current Accident Year Net Loss Ratio 70.6% 68.2% 70.4% 68.2 % Effect of Prior Accident Year Reserve Development (3.6%) (2.4%) (3.5%) (2.2%) Net Loss Ratio 67.0% 65.8% 66.9% 66.0 % Underwriting Expense Ratio 31.7% 30.8% 31.8% 30.9 % Combined Ratio 98.7% 96.6% 98.7% 96.9 % In millions, except ratios Subject to rounding ProAssurance Investor Briefing | September 2020 36

Segregated Portfolio Cell Reinsurance Financial Highlights (6/30/20) Three Months Ended Six Months Ended June 30 2020 2019 2020 2019 Gross Premiums Written $ 14,996 $ 16,910 $ 42,135 $ 53,274 Net Premiums Earned $ 16,748 $ 19,284 $ 33,728 $ 38,787 Net Investment Income $ 305 $ 368 $ 559 $ 815 Net Realized Gains (Losses) $ 2,606 $ (94) $ (601) $ 2,047 Other Income (Loss) $ 55 $ 135 $ 191 $ 221 Net Losses & Loss Adjustment Expenses $ (7,680) $ (19,973) $ (17,032) $ (30,719) Underwriting, Policy Acquisition & Operating Expenses $ (5,360) $ (5,905) $ (10,439) $ (11,138) SPC U.S. federal income tax expense $ (480) $ — $ (702) $ — SPC Net Operating Results $ 6,194 $ (6,185) $ 5,704 $ 13 Segregated Portfolio Cell Dividend (Expense)/Income $ (4,642) $ 7,033 $ (4,134) $ 2,246 Segment Operating Results $ 1,552 $ 848 $ 1,570 $ 2,259 Current Accident Year Net Loss Ratio 57.0% 115.2% 61.4% 90.8 % Effect of Prior Accident Year Reserve Development (11.1%) (11.6%) (10.9%) (11.6%) Net Loss Ratio 45.9% 103.6% 50.5% 79.2 % Underwriting Expense Ratio 32.0% 30.6% 31.0% 28.7 % Combined Ratio 77.9% 134.2% 81.5% 107.9 % In thousands, except ratios. Subject to rounding ProAssurance Investor Briefing | September 2020 37

Lloyd’s Segment Financial Highlights (6/30/20) Three Months Ended Six Months Ended June 30 2020 2019 2020 2019 Gross Premiums Written $ 20.7 $ 29.2 $ 48.6 $ 52.8 Net Premiums Earned $ 21.0 $ 17.3 $ 43.0 $ 35.9 Total Revenues $ 22.7 $ 18.8 $ 45.7 $ 38.5 Net Losses & Loss Adjustment Expenses $ (15.3) $ (11.8) $ (30.1) $ (22.7) Underwriting, Policy Acquisition & Operating Expenses $ (7.3) $ (7.6) $ (16.4) $ (16.0) Operating Result $ 0.1 $ (0.3) $ (0.8) $ (0.3) Current Accident Year Net Loss Ratio 64.7% 69.7% 66.8% 61.8 % Effect of Prior Accident Year Reserve Development 8.2% (1.3%) 3.2% 1.5 % Net Loss Ratio 72.9% 68.4% 70.0% 63.3 % Underwriting Expense Ratio 34.7% 43.8% 38.2% 44.6 % Combined Ratio 107.6% 112.2% 108.2% 107.9 % In millions, except ratios Subject to rounding ProAssurance Investor Briefing | September 2020 38

Ceded Premiums Written (6/30/20) Specialty P&C Segregated Workers’ HCPL Compensation Portfolio Cell including Podiatry(1) Products Lawyers Insurance (2) Reinsurance Lloyd’s (3) 6/30/20 6/30/19 6/30/20 6/30/19 6/30/20 6/30/19 6/30/20 6/30/19 6/30/20 6/30/19 6/30/20 6/30/19 Gross premiums written $ 230.6 $261.9 $ 16.4 $ 17.4 $ 15.5 $ 15.0 $ 136.5 $ 153.6 $ 42.1 $ 53.3 $ 48.6 $ 52.8 Ceded premiums written 31.9 35.5 5.0 5.5 1.6 1.4 45.8 57.1 4.9 5.7 8.4 13.1 Net premiums written $ 198.7 $226.4 $ 11.4 $ 11.9 $ 13.9 $ 13.6 $ 90.6 $ 96.5 $ 37.2 $ 47.6 $ 40.2 $ 39.7 Ceded Premium Components Primary reinsurance arrangement, current accident year $ 10.2 $ 11.9 $ 5.0 $ 5.5 $ 1.6 $ 1.4 $ 6.1 $ 6.7 $ 4.9 $ 5.7 $ — $ — All other reinsurance arrangements 21.7 23.6 — — — — 39.7 50.3 — — 8.4 13.1 Total ceded premiums written, current accident year $ 31.9 $ 35.5 $ 5.0 $ 5.5 $ 1.6 $ 1.4 $ 45.8 $ 57.1 $ 4.9 $ 5.7 $ 8.4 $ 13.1 Ceded premiums ratio, current accident year 13.8% 13.6% 30.8% 31.5% 10.1% 9.4% 33.6% 37.2% 11.6% 10.7% 17.3% 24.8% Subject to rounding (1) All other reinsurance arrangements includes alternative market premium, net of reinsurance, which all or a portion of the premium is ceded to certain SPCs in our Segregated Portfolio Cell Reinsurance segment. (2) All other reinsurance arrangements primarily represent alternative market business ceded under a 100% quota share reinsurance agreement, net of a ceding commission, to SPCs in our Segregated Portfolio Cell Reinsurance segment. (3) All Lloyd’s reinsurance premium is shown in the “all other reinsurance arrangements” line. ProAssurance Investor Briefing | September 2020 39

Investment Strategy and 2020 Outlook • Effective stewardship of capital ensures a position of financial strength through turbulent market cycles • Optimizing our allocations for better risk-adjusted returns ◦ Ensures non-correlation of returns • Duration management remains paramount ◦ We will not extend duration in search of incremental yield • Ongoing analysis of holdings to ensure lasting quality and profitability ProAssurance Investor Briefing | September 2020 40

YTD 2020 Net Investment Result 6/30/2020 6/30/2019 Change Net Investment Income $ in thousands Fixed maturities $ 35,961 $ 35,792 $ 169 Equities 2,892 9,813 (6,921) Short-term investments including Other 1,981 3,454 (1,473) BOLI 913 912 1 Investment fees and expenses (2,793) (3,614) 821 Net investment income 38,954 46,357 (7,403) Equity in Earnings (Loss) of Unconsolidated Subsidiaries All other investments, primarily investment fund LPs/LLCs (15,479) 4,126 (19,605) Tax credit partnerships (11,438) (10,088) (1,350) Equity in earnings (loss) (26,917) (5,962) (20,955) Net investment result $ 12,037 $ 40,395 $ (28,358) Excluding Capital Gains / (Losses) • Net investment result is down due to lower reported earnings from LP/LLC investments due to the effects of COVID-19 on financial markets, and lower average investment balances after sales of securities • Income yield is 3.2% (3.3% tax equivalent) for 2020 and 3.4% (3.4% tax equivalent) for 2019 • Includes Lloyd’s Syndicates investment income of $2.3M for 2020 and $2.2M for 2019 and SPC Reinsurance investment income of $0.6M for 2020 and $0.8M for 2019 ProAssurance Investor Briefing | September 2020 41

ProAssurance Recent Investment Performance Contribution to Returns 2016-2020 / PRA vs Benchmarks 2020 2019 2018 2017 2016 % of % of % of % of % of PRA Benchmark PRA Benchmark PRA Benchmark PRA Benchmark PRA Benchmark Assets Assets Assets Assets Assets Core Fixed 78% 2.52% 2.69% 67% 3.92% 4.14% 67% 1.08% 0.75% 72% 2.33% 2.24% 72% 1.95% 1.32% Alternative Fixed 10% -0.20% -0.36% 12% 0.97% 0.89% 12% 0.09% 0.02% 11% 0.58% 0.46% 8% 0.93% 0.59% Tax Credits 2% 0.02% 0.06% 2% 0.10% 0.12% 3% 0.16% 0.03% 3% 0.09% 0.09% 4% 0.45% 0.45% Private Equity 4% 0.07% -0.20% 3% -0.03% 0.27% 3% 0.55% 0.48% 3% 0.59% 0.59% 3% 0.33% 0.33% Equity 2% -0.42% -1.55% 9% 1.85% 2.07% 9% -0.50% -0.65% 9% 0.96% 1.01% 9% 1.36% 1.13% Real Estate 1% 0.03% 0.02% 1% 0.06% 0.06% 1% 0.19% 0.09% 1% 0.07% 0.07% 1% 0.08% 0.09% Other 3% -0.3% -0.10% 6% 0.45% 0.30% 5% 0.08% -0.07% 1% 0.31% 0.25% 3% 0.03% 0.03% Total 1.73% 0.57% 7.32% 7.86% 1.64% 0.65% 4.95% 4.72% 5.13% 3.95% Total Portfolio Outperformance 1.17% -0.54% 0.99% 0.23% 1.18% 8% PRA Performance Over Benchmark 6% 4% 2% 0% 2020 2019 2018 2017 2016 PRA Benchmark As of 6/30/2020. Management reporting item which is ‘tax equivalent,’ unaudited, and non GIPS, may not equal 100% due to rounding ProAssurance Investor Briefing | September 2020 42

ProAssurance Portfolio Detail Corporate: $1.3 Billion (55% of Fixed Assets / 39% of Invested Assets) Sources of Liquidity Industrials 9% Non US Sovrgn Utilities & Gov't BOLI /Energy 2% 11% SIX MONTHS Financials 2% 39% Basic Cash/Equities/Bonds Materials HFs/Privates 86% 2% 30-90 DAYS 2% Other LPs 4% (Secondary Liquidity) 10% Consumer Oriented Technology 22% 5% Communications 6% Weighted Average Rating: A- 6/30/2020 Subject to Rounding ProAssurance Investor Briefing | September 2020 43

ProAssurance Portfolio Detail: Asset Backed Asset-Backed Securities: $568 Million (25% of Fixed Income / 17% of Invested Assets) CLOs Credit Cards 3% 5% Other 19% Auto 15% CMBS 16% Student Loans 2% RMBS 41% 6/30/2020 Subject to rounding Weighted Average Rating: “AA+” ProAssurance Investor Briefing | September 2020 44

ProAssurance Portfolio Detail: Fixed-Trading Fixed Maturities: $46 Million (2% of Fixed Income / 1% of Invested Assets) Utilities/Energy ABS & Other 3% 1% Technology 3% Consumer Oriented 16% Industrial 8% All Fixed Trading Securities are owned by Lloyd’s Syndicate 1729 Government Financial 39% 30% 6/30/2020 Subject to rounding Weighted Average Rating: “AA” ProAssurance Investor Briefing | September 2020 45

ProAssurance Portfolio Detail: Municipals Municipals: $294 Million Top 10 Municipal Holdings (13% of Fixed Income / 9% Invested Assets) in millions New York, NY $14 Texas St A&M University $9 General Obligation New York State Urban Dev $9 18% Connecticut State Housing $9 Pre-refunded 6% Houston Tx Utility System $8 Oregon State $8 Special Revenue Utah State $7 76% Omaha Ne Public Power $6 New York State Dorm $6 New York City NY Transitional $6 Weighted Average Rating: AA 6/30/2020 Subject to rounding ProAssurance Investor Briefing | September 2020 46

ProAssurance Portfolio: Equities & Other Equities & Other: $446 Million (14% of Invested Assets) Hedge Funds 1% Private Equity 31% Private Credit/Structured Credit Common Equities 26% 8% Tax Credits 9% Real Estate LP Bond Funds 7% Convertible Bonds 6/30/2020 Subject to Rounding 10% 8% ProAssurance Investor Briefing | September 2020 47

Combined Tax Credits Portfolio Detail & Projections This column represents our current estimated schedule of tax credits that we expect to receive from our tax credit partnerships. The actual amounts of credits provided by the tax credit partnerships may prove to be different than our estimates. These tax credits are included in our Tax Expense (Benefit) on our Income Statement (below the line) and result in a Tax Receivable (or a reduction to a Tax Liability) on our Balance Sheet. GAAP Income/(Loss) Tax Provision Capital from Operations, after Operating Impact on Year Contributions Disposition Total Credits Losses/Impairments Earnings & Impairment and Tax Credits 2020 $ 149,693 (21,970,606) (17,886,071) (22,499,900) 529,295 2021 $ 120,202 (15,112,916) (13,294,519) (16,468,228) 1,355,313 2022 $ 311,047 (7,121,512) (4,816,920) (6,312,438) (809,074) 2023 $ 51,338 (3,125,225) (167,210) (823,507) (2,301,718) 2024 $ 51,338 (1,750,954) (37,982) (405,684) (1,345,270) 2025 $ 41,159 (973,261) (22,205) (226,591) (746,670) 2026 $ 25,734 (157,269) (3,054) (36,081) (121,189) 2027 $ - 102,501 (79) 21,446 81,055 2028 $- - - - - ProAssurance Investor Briefing | September 2020 48

Change in Capital: 2010 ‒ 2Q 2020 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 YTD 2020 Beginning $1,424 $1,705 $1,856 $2,164 $2,271 $2,394 $2,158 $1,958 $1,799 $1,595 $1,512 Equity* Cumulative-effect adjustments — — — — — — — — 149 8,334 (4,076) Employee Stock Compensation 7,205 6,147 6,167 7,780 9,261 11,246 8,221 12,857 8,058 2,368 1,815 Earnings 222,026 231,598 287,096 275,470 297,523 196,565 116,197 151,081 107,264 47,057 (40,053) (Loss) Dividends — — (15,269) (192,466) (64,777) (220,464) (119,866) (315,028) (316,890) (94,314) (19,384) Treasury Stock (46,884) (106,347) (20,317) — (32,054) (222,360) (169,793) (2,106) — — — Other Comprehensive 98,663 19,870 50,913 15,343 (85,719) (1,457) (34,349) (6,456) (2,488) (35,238) 24,175 Income (Loss)* Total Equity* $1,705 $1,856 $2,164 $2,271 $2,394 $2,158 $1,958 $1,799 $1,595 $1,512 $1,474 *Predominantly comprised of unrealized gains (losses) on our available-for-sale fixed maturity portfolio †Equity shown in millions; all other data shown in thousands ProAssurance Investor Briefing | September 2020 49

IMPORTANT SAFE HARBOR & NON-GAAP NOTICES Forward Looking Statements Non-GAAP Measures This presentation contains Forward Looking This presentation contains Non-GAAP Statements and other information designed measures, and we may reference Non-GAAP to convey our projections and expectations measures in our remarks and discussions with regarding future results. investors. There are a number of factors which could cause The primary Non-GAAP measure we reference is our actual results to vary materially from those Non-GAAP operating income, a Non-GAAP financial projected in this presentation. The principal risk measure that is widely used to evaluate factors that may cause these differences are performance within the insurance sector. In described in various documents we file with the calculating Non-GAAP operating income, we have Securities and Exchange Commission, such as excluded the after-tax effects of net realized our Current Reports on Form 8-K, and our investment gains or losses and guaranty fund regular reports on Forms 10-Q and 10-K, assessments or recoupments that do not reflect particularly in “Item 1A, Risk Factors.” Please normal operating results. We believe Non-GAAP review this presentation in conjunction with a operating income presents a useful view of the thorough reading and understanding of these risk performance of our insurance operations, but factors. should be considered in conjunction with net income computed in accordance with GAAP. A reconciliation of these measures to GAAP measures is available in our regular reports on Forms 10-Q and 10-K and in our latest quarterly news release, all of which are available in the Investor Relations section of our website, Investor.ProAssurance.com. ProAssurance Investor Briefing | September 2020 50